PAYMENT Data Systems

Annual Shareholder Meeting – 2015

July 2, 2015

Financial Report

Mr. Habib Yunus, Senior Vice President & CFO

Forward Looking Statement Disclaimer

Except for the historical information contained herein, the matters discussed in this release include certain forward-looking statements, which are intended to be covered by safe harbors. Those statements include, but may not be limited to, all statements regarding our and management's intent, belief and expectations, such as statements concerning our future and our operating and growth strategy. Investors are cautioned that all forward-looking statements involve risks and uncertainties including, without limitation, the factors detailed from time to time in our filings with the Securities and Exchange Commission. One or more of these factors have affected, and in the future could affect, our businesses and financial results in the future and could cause actual results to differ materially from plans and projections. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or other person that our objectives and plans will be achieved. All forward-looking statements made in this presentation are based on information presently available to our management. We assume no obligation to update any forward-looking statements, except as required by law.

Financial Takeaways - 2014

1 Strong Financials

No debt

$2 MM in free cash flow

$2.8 MM in cash

As of December 31, 2014

2 Growth Focus

New Products

Strategic Acquisitions

3 NASDAQ Uplisting

Liquidity

Visibility

Access to Capital

PAYMENT Data Systems

Balance Sheet Highlights - 2014

Amounts in Millions

Account	12/31/14	12/31/13	Notes
Cash	55.0	26.6	= A
Net Cash	2.8	0.8	C = A - B
Total Assets	**61.1**	**27.5**	
Short-term/long-term debt	-	-	
Customer deposits payable	52.2	25.7	= B
Total Liabilities	**54.1**	**26.9**	
Equity & Paid-in-capital	57.1	54.5	
Accumulated deficit	(50.1)	(53.9)	
Total Equity	**7.0**	**0.6**	

Income Statement Highlights - 2014

Amounts in Millions

Account	12/31/14	12/31/13
Revenues	13.4	5.2
Cost of Sales	(9.2)	(4.2)
Gross Profit	**4.2**	**1.0**
SG&A	(1.9)	(1.7)
Depreciation	(0.04)	(0.03)
Income tax benefit	1.5	-
Net Income	**3.8**	**(0.7)**

PAYMENT Data Systems

Cash Flow Statement Highlights

Amounts in Millions

Account	12/31/14	12/31/13
Customer deposits payable	26.4	23.6
Net cash provided by operating activities	**28.5**	**23.2**
Purchases of property, plant and equipment	(0.04)	(0.06)
Net cash used by investing activities	**0.0**	**(0.1)**
Net cash used by financing activities	**-**	**(0.3)**
Change in cash	**28.4**	**22.8**
Cash, beginning of year	**26.6**	**3.8**
Cash, end of year	**55.0**	**26.6**

Akimbo Acquisition

On December 22, 2014, we acquired all of the assets of Akimbo for $3 million in stock. We also hired 6 employees from Akimbo.



Houston Frost
$153.97
$341.23
Spent today
$25.23
Spent this week
$341.23
Spent this month
Spending breakdown this month
8%
25%
26%
15%
17%
9%
Food
akimbo
5489 2212 3456 7890
02/19
DEBIT
CARDHOLDER NAME
MasterCard

Purchase Price Allocation	
Software	$ 2,585,385
Equipment and other assets	$ 2,252
Customer list and contracts	$ 396,824
Goodwill	$ 15,539
Total	**$ 3,000,000**

PAYMENT Data Systems

NASDAQ Capital Market Listing Requirements

Equity Standard Financial and Liquidity Requirements	
Stockholders' Equity	$ 5 million
Market Value of Publicly Held Shares	$ 15 million
Operating History	2 years
Publicly Held Shares	1 million
Shareholders (round lot holders)	300
Market Makers	3
Bid Price OR Closing Share Price	$4 / $3

Business Report

Michael Long, CEO

Business Units and Product Lines

Payment Acquiring	Prepaid Card Issuance	Bill Payment Processing
PAYMENT Data Systems	FiCentive Innovations in Prepaid Card Solutions; akimbo; stream	ZBILL Inc.

Key Metric: Transactions Processed

Per Year



12,954,132
8,579,024
4,269,837
2,653,744
2011
2012
2013
2014

Key Metric: Dollars Processed

Per Year


$2,978,141,813
$630,101,153
$203,655,596
$256,564,542
2011
2012
2013
2014

Products We Deliver and Markets We Serve

- Traditional Merchant Acquiring – Credit and Debit Card Processing
- ACH Processing
- Branded Prepaid Card Programs for Specific Vertical Markets and/or Companies
- General Prepaid Card Programs

New Product Announcement

Mr. Houston Frost
Sr. Vice President
Corporate Development and Prepaid Products

stream

The Rise in Prepaid Cards

Prepaid cards are perfect for managing spending.



$200 Billion
Loaded on GPR Cards
15B
30B
50B
100B
2007
2009
2011
2013
2015
Projected

41%
Percentage of U.S. adults that have used a reloadable prepaid card

12M
12 million + regular (monthly) prepaid users in U.S.

59%
Percentage of prepaid users that have a checking or savings account

36%
Percentage of users that use prepaid for gifting or money transfers

20%
Percentage of Cardholders employ multiple cards to control spending and share money with household

4.5B
$4.5 billion in overdraft fees are projected to be assessed to consumers by banks in 2015

stream

PAYMENT Data Systems

A Bank in their Pocket

Partner with Payment Data Systems to offer your customers a better way to manage everyday spending with the Stream Prepaid MasterCard®.



stream
5173 1210 1234 5678
Debit
02/17
JOE CUSTOMER
MasterCard

PAYMENT Data Systems

FiCentive

stream

PAYMENT Data Systems

Fully-Featured Bank Alternative

Stream is easy to load, use, and manage using any device.


Direct Deposit
Bank Name
Sunrise Banks
Routing Number
stream
5173 1210 1234 5678
Debit
02/17
JOE CUSTOMER
MasterCard

- Direct deposit info available online
- Load checks with a smart phone
- Access accounts using any device
- Low fees

stream

PAYMENT Data Systems

Move Money Easily

Share money instantly with other Stream Cards and transfer funds to/from linked bank accounts.



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PAYMENT Data Systems

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PAYMENT
Data Systems

Annual Shareholder Meeting – 2015

July 2, 2015